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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 26, 1999

                             MOBILEMEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-26320                 22-3253006
     (State or other         (Commission File No.)         (IRS Employer
      jurisdiction                                      Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)


                            -------------------------

        (Former name or former address, if changed since last report)


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Item 5.  Other Events.

On March 26, 1999, MobileMedia Corporation ("MobileMedia") and MobileMedia Communications, Inc. ("Communications", and together with MobilMedia, the "Company") released the consolidated balance sheets of the Company as of December 31, 1997 and 1998 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1998, filed herewith as Exhibit 99.1 (the "Consolidated Financial Statements").


Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:
         Not applicable.

(b)  Pro forma financial information:
         Not applicable.

(c)  Exhibits:
         99.1  Consolidated Financial Statements

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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 1999                MOBILEMEDIA CORPORATION

                                    By: /s/ David R. Gibson
                                        ----------------------------
                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                                 Page
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99.1        Consolidated Financial Statements





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